购销合同

签订日期：2006年05月18日

买方：三明华健生物工程有限公司

卖方：上海中雅包装有限公司

买卖双方为便于供货、结算及规范购销业务，经充分协商订立本合同，并共同遵守。

一、产品名称，规格，数量，金额及其他：

品　　名	规格	单位	数量	单价（元/个）	总价（元）
包装桶	Φ45×80	个	350	31.00	10850.00
包装桶	Φ30×40	个	120	14.50	1740.00
金额合计：（大写）壹万贰仟伍佰玖拾元整					¥12590.00

二、交货地点：买方工厂

三、交货时间：自2006年06月01日至2006年06月10日。

四、付款方式：买方收到货后，20天内向卖方支付货款。

五、运输费用：卖方负责代办运输，卖方负责承担运费，含在产品价格中。

六、其他约定事项：双方对本合同提出修改、补充意见，口说无凭，必须以双方签字盖章的书面合同附件为准。

七、其他条款：

1、本合同一式两份，双方各持一份，具有同等法律效力。双方授权代表签字、盖章后正式生效。复印、传真件有同等法律效力。

2、本合同在执行过程中如有任何争议，双方将友好协商解决或提交有关仲裁机关裁决。

买方	卖方
买　　方：三明华健生物工程有限公司	卖　　方：上海中雅包装有限公司
授权代表签字（盖章）：	授权代表签字（盖章）：
地　址：三明市三元区工业开发园吉口小区内	地　址：上海浦东新区机场镇施新路1330号
电　话：0598-8523617/0598-8321366	电　话：68960680
开 户 行：中国农业银行三元支行	开 户 行：农商行施湾支行
帐　号：13830101040006233	帐　号：327708-12011044318